UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 7, 2017
PURA NATURALS, INC.
(Exact Name of Registrant as Specified in Charter)
COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01       Entry Into a Material Definitive Agreement.
On July 5, 2017 ("Issue Date"), Pura Naturals, Inc. (the "Company") entered into a Securities Purchase Agreement ("Purchase Agreement"), with an accredited investor pursuant to which the Company issued and sold for an aggregate purchase price of $200,000 (the "Purchase Price") securities consisting of (a) original issue discount promissory note for an aggregate principal amount of $220,000 (collectively, the "Note") and (b) 85,000 restricted shares (collectively, the "Shares"). The Note is subject to a one-time interest charge of 8%, and the principal amount underlying each Note and the interest accrued thereon is due and payable on the six-month anniversary of the Issue Date.  The Company may prepay the obligation within a 90-day period immediately following the issuance date by paying 135% of the outstanding balance.  Upon the occurrence of any event of default that has not been cured as described in the Note, each note holder shall have the right, but not the obligation, to convert the outstanding balance of the Note along with all unpaid interest into an aggregate number of shares of the Company's Common Stock ("Conversion Shares") at a conversion price equal to 60% of the average of the three lowest sale price occurring during the five (5) trading days immediately preceding the applicable conversion date on which the purchaser elects to convert all or part of the Note.

The description of the Purchase Agreement and Note included in this Item 1.01 is qualified in its entirety by the terms and conditions of the form of the Purchase Agreement and Note, filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is incorporated herein by reference in its entirety.

Item 3.02        Unregistered Sales of Equity Securities.

The Company relied on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Rule 506 of Regulation D promulgated thereunder in connection with the offer and sale of the Note (the "Securities")in that all purchasers were accredited investors, the Company did not engage in any general advertisement or general solicitation in connection with the purchase and sale of the Securities.  The Securities have not been registered under the Securities Act, or state securities laws, and may not be offered or sold in the United States without being registered with the SEC or through an applicable exemption from the registration requirements. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities. The other information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

As of the date of this filing there are 33,822,038 shares of Common Stock issued and outstanding.

Item 9.01       Financial Statements and Exhibits

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement
10.2	Form of Original Issue Discount Promissory Note

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
July 14, 2017	By: /s/ Robert Doherty
Robert Doherty Chief Executive Officer